   CONVERTIBLE PREFERRED STOCK               $.01 PAR VALUE
      TP
        ----------                            -------

                      OWENS-ILLINOIS, INC.
      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERRABLE           CUSIP 690768 50 2
   IN NEW YORK CITY                    SEE REVERSE FOR CERTAIN DEFINITIONS


     This Certifies that


     is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE CONVERTIBLE PREFERRED STOCK OF OWENS-ILLINOIS, INC., HEREINAFTER CALLED THE CORPORATION, TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.


     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

     /s/ THOMAS L. YOUNG          [SEAL]          /s/ JOSEPH H. LEMIEUX
       Thomas L. Young                               Joseph H. Lemieux
          Secretary                                 CHAIRMAN OF THE BOARD



COUNTERSIGNED AND REGISTERED:

  FIRST CHICAGO TRUST COMPANY OF NEW YORK
                 TRANSFER AGENT AND REGISTRAR

By:

                 AUTHORIZED SIGNATURE




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     The Corporation is authorized to reclassify all or a portion of any unissued shares and thereby issue more than one class of capital stock, including preferred stock. The Board of Directors is authorized to determine and alter the rights, preferences, privileges and restrictions to or imposed upon any wholly unissued series of preferred stock and to fix the number of shares and the designation of any series of preferred stock.
     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

                          NOTICE OF ELECTION TO CONVERT

     The undersigned hereby irrevocably exercise(s) the right to convert
______ Shares of the $        Convertible Preferred Stock represented by this
certificate into Common Stock of Owens-Illinois, Inc. in accordance with the
terms of the $     Convertible Preferred Stock relating thereto.

DATE: _____________________        SIGNATURE_________________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -as tenants in common
    TEN ENT -as tenants by the entireties
    JT TEN  -as joint tenants with right of
             survivorship and not as tenants
             in common


UNIF GIFT MIN ACT- _____________ Custodian __________________
                     (Cust)                    (Minor)
                   under Uniform Gift to Minors
                     Act _________________
                              State

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________
|                             |
 _____________________________

_____________________________________________________________________

           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_____________________________________________________________________


_____________________________________________________________________


______________________________________________________________ SHARES
OF THE PREFERRED STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_____________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _______________

                 X_______________________________________________________
                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

______________________________________________________________________________
THIS SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKER, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.